UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: December 8, 2004

THERAGENICS CORPORATION®

(Exact name of registrant as specified in charter)

Delaware (State of incorporation)	000-15443 (Commission File Number)	58-1528626 (IRS Employer Identification No.)

5203 Bristol Industrial Way

Buford, Georgia 30518

(Address of principal executive offices / Zip Code)
(770) 271-0233
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

     On December 8, 2004, Theragenics Corporation® announced that one of its distributors, Oncura, exercised its contractual right not to renew its Distribution Agreement with the Company for the distribution of TheraSeed® effective December 31, 2005. As previously reported, the Company’s Distribution Agreement with Oncura allows each party the right to give notice of non-renewal at the end of December 2004, which would be effective December 31, 2005. The Company’s other distributor previously extended its Distribution Agreement for TheraSeed® through the end of 2006.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Theragenics Corporation®

(Registrant)

Dated: December 8, 2004

By: /s/ M. Christine Jacobs M. Christine Jacobs Chief Executive Officer